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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported). . . . . . . October 5, 1998



                         TENNESSEE GAS PIPELINE COMPANY
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             (Exact name of registrant as specified in its charter)


     Delaware                           1-4101                 74-1056569

(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of incorporation)                Number)            Identification No.)


El Paso Energy Building, 1001 Louisiana Street, Houston, Texas   77002
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (713) 420-2131




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Item 5.   Other Events.
          -------------

          El Paso Energy Corporation ("El Paso Energy"), the indirect corporate parent of Tennessee Gas Pipeline Company ("TGP"), has recently received a ruling from the Internal Revenue Service that would allow El Paso Energy to reorganize its subsidiaries into a business structure in which TGP would transfer a substantial number of its subsidiaries (and their assets and operations) to El Paso Energy or other entities owned by El Paso Energy. As a result, if El Paso Energy completes such internal reorganization (the "Reorganization") TGP's primary asset will be an interstate pipeline system which consists of approximately 14,800 miles of pipeline beginning in the gas producing regions of Louisiana and Texas (including the Gulf of Mexico) and serving the northeast section of the United States, including the New York City and Boston metropolitan areas. Completion of the Reorganization will cause TGP to dispose of, and to eliminate from its consolidated financial statements, the following: (i) East Tennessee Natural Gas Company; (ii) Midwestern Gas Transmission Company; (iii) all international subsidiaries; (iv) all field services operations; (v) all merchant services; and (vi) all subsidiaries with corporate or discontinued operations. If the Reorganization occurs, TGP anticipates that it will not occur before late 1998 or early 1999.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------
 10.1          --$750 million 364-Day Revolving Credit and Competitive
                 Advance Facility Agreement dated as of October 29, 1997 between El Paso Natural Gas Company, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and certain other banks (incorporated by reference to TGP's Quarterly Report on Form 10-Q for the period ended September 30, 1997, File No. 1-4101).

 10.2          --$750 million 6-Year Revolving Credit and Competitive Advance
                 Facility Agreement dated as of October 29, 1997 between El Paso Natural Gas Company, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and certain other banks (incorporated by reference to TGP's Quarterly Report on Form 10-Q for the period ended September 30, 1997, File No. 1-4101).




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNESSEE GAS PIPELINE COMPANY



                                             By: /s/ JEFFREY I. BEASON
                                                ------------------------------
                                                     Jeffrey I. Beason
                                                     Vice President and
                                                     Controller
                                                     (Chief Accounting Officer)


Date:  October 5, 1998





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                               INDEX TO EXHIBITS


 EXHIBIT
 NUMBER                             DESCRIPTION
 ------                             -----------

 10.1          --$750 million 364-Day Revolving Credit and Competitive Advance
                 Facility Agreement dated as of October 29, 1997 between El Paso Natural Gas Company, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and certain other banks (incorporated by reference to TGP's Quarterly Report on Form 10-Q for the period ended September 30, 1997, File No. 1-4101).

 10.2          --$750 million 6-Year Revolving Credit and Competitive Advance
                 Facility Agreement dated as of October 29, 1997 between El Paso Natural Gas Company, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and certain other banks (incorporated by reference to TGP's Quarterly Report on Form 10-Q for the period ended September 30, 1997, File No. 1-4101).